Exhibit 99.2

PRESS RELEASE

Contacts:
For OceanFirst Financial Corp.	For Partners Bancorp
Michael Fitzpatrick	Lloyd B. Harrison
Executive Vice President and	Chief Executive Officer
Chief Financial Officer	Virginia Partners Bank/
OceanFirst Financial Corp.	Maryland Partners Bank (a division of
732.240.4500 ext. 7506	Virginia Partners Bank)
mfitzpatrick@oceanfirst.com	540.899.2234

FOR IMMEDIATE RELEASE

OCEANFIRST FINANCIAL CORP.

AND PARTNERS BANCORP

ANNOUNCE MERGER AGREEMENT

Accelerates OceanFirst’s Strategic Expansion into Attractive

Baltimore / Washington D.C. Region and

Adds High-Growth, Commercial-Oriented Franchise

with Stable Deposit Base

RED BANK, NEW JERSEY and SALISBURY, MARYLAND - November 4, 2021 - OceanFirst Financial Corp. (NASDAQ:OCFC) (“OceanFirst”), parent company of OceanFirst Bank N.A. (“OceanFirst Bank”), and Partners Bancorp (NASDAQ: PTRS) (“Partners”), parent company of The Bank of Delmarva (and its division, Liberty Bell Bank), headquartered in Seaford, Delaware, and Virginia Partners Bank (and its division Maryland Partners Bank), headquartered in Fredericksburg, Virginia, jointly announced today that they have entered into a definitive agreement and plan of merger pursuant to which Partners will merge into OceanFirst, with OceanFirst surviving. Upon completion of the Partners merger, The Bank of Delmarva and Virginia Partners Bank will each successively merge into OceanFirst Bank, with OceanFirst Bank surviving each bank merger. Based on OceanFirst’s closing stock price on November 3, 2021 of $23.21, the transaction is valued at approximately $10.38 per Partners common share, or approximately $186 million in the aggregate.

Based on September 30, 2021 results and the impact of purchase accounting, the combined company is expected to have, pro forma, approximately $13.5 billion in assets, $9.3 billion in loans and $11.2 billion in deposits. The proposed acquisition of Partners would expand OceanFirst’s footprint into Delaware, Maryland, Virginia and the Washington D.C. metro area. The transaction is expected to result in approximately 10% earnings per share accretion in 2023 (the first full year of fully phased-in synergies).

Partners is the multi-bank holding company that owns The Bank of Delmarva and Virginia Partners Bank. At September 30, 2021, Partners had $1.64 billion in assets, $1.11 billion in loans, $1.44 billion in deposits, and $139.5 million in stockholders’ equity.

Under the terms of the merger agreement, which has been approved by the Boards of Directors of both companies, in exchange for each share of Partners common stock, Partners stockholders may elect to receive $10.00 in cash or 0.4512 shares of OceanFirst common stock. The merger agreement provides that only up to 40% of Partners common stock will be exchanged for cash and the remaining shares exchanged for OceanFirst common stock, subject to proration. Assuming 80% of the shares of Partners common stock are converted into OceanFirst common stock and 20% of the shares of Partners common stock are converted into cash, the aggregate consideration to be paid in exchange for the Partners common stock will consist of approximately 6.5 million shares of OceanFirst common stock and $37 million in cash. Certain stockholders of Partners owning in the aggregate approximately 44% of Partners’ outstanding common stock have entered into support agreements with OceanFirst pursuant to which they have agreed to vote in favor of the merger agreement.

Christopher D. Maher, OceanFirst Chairman and Chief Executive Officer commented on the announcement, “The banks that comprise Partners Bancorp are each strong organizations operating community commercial banking models and have demonstrated strong growth in their markets. Joining the OceanFirst family will allow these highly professional commercial bankers to continue to build new relationships while leveraging the technology and operating efficiency offered by our Company. The addition of the customers and employees of The Bank of Delmarva and Virginia Partners Bank, along with their respective operating divisions of Liberty Bell Bank and Maryland Partners Bank, joining our OceanFirst team provides an exciting opportunity to expand our digitally-focused commercial banking franchise further into Delaware, Maryland, Virginia, and the Washington D.C. metro area.” Maher added, “We believe the foundation and core values of OceanFirst are consistent with the teams at the Partners Bancorp banks and together we can achieve enhanced value for our stockholders while delivering an extraordinary experience for our customers.”

“This partnership creates a powerful and innovative financial services provider better able to serve its clients and communities of today and tomorrow,” said Lloyd B. Harrison, III, Chief Executive Officer of Partners. “The team at OceanFirst has built and maintains a high quality banking franchise, and there is no better team with which to unite to deliver community-style banking and to capitalize on the opportunities presented by an evolving industry.”

“We are thrilled to be partnering with OceanFirst in this merger. As part of a larger and more diverse institution, our employees will have additional opportunities to grow and develop, our customers will have greater access to expanded banking services, and our shareholders should benefit from our increased profitability, liquidity, and increased market capitalization,” said John W. Breda, President and Chief Operating Officer of Partners.

The merger is expected to close in the first half of 2022, subject to Partners receiving the requisite approval of its stockholders, receipt of all required regulatory approvals, and fulfillment of other customary closing conditions.

Raymond James & Associates, Inc. served as financial advisor to OceanFirst and Skadden, Arps, Slate, Meagher & Flom LLP served as OceanFirst’s legal counsel. Piper Sandler Companies served as financial advisor to Partners and Troutman Pepper Hamilton Sanders LLP served as Partners’ legal counsel.

Conference Call, Webcast, and Investor Presentation

OceanFirst will host a conference call to discuss the proposed transaction on Thursday, November 4, 2021 at 11:00 a.m. Eastern Time. Christopher D. Maher, OceanFirst Financial Corp. Chairman and Chief Executive Officer, will host the call. The conference call dial-in number is 1-844-200-6205 with an access code: 261782. For those unable to participate in the conference call, a replay will be available. To access the replay, dial 1-866-813-9403 with an access code: 968870 from one hour after the end of the call until February 7, 2022. A copy of the slide presentation will also be available on the website by going to Investor Relations and clicking on Events & Presentations. The conference call will also be available (listen-only) via the Internet by accessing OceanFirst’s Web address: www.oceanfirst.com – Investor Relations. Web users should go to the site at least fifteen minutes prior to the call to register, download and install any necessary audio software.

About OceanFirst Financial Corp.

OceanFirst Financial Corp.’s subsidiary, OceanFirst Bank N.A., founded in 1902, is a $11.8 billion regional bank providing financial services throughout New Jersey and in the major metropolitan markets of Philadelphia, New York, Baltimore, Washington D.C., and Boston. OceanFirst Bank delivers commercial and residential financing, treasury management, trust and asset management, and deposit services and is one of the largest and oldest community-based financial institutions headquartered in New Jersey. To learn more about OceanFirst, go to www.oceanfirst.com.

About Partners Bancorp

Partners Bancorp is the holding company for The Bank of Delmarva and Virginia Partners Bank. The Bank of Delmarva commenced operations in 1896. The Bank of Delmarva’s main office is in Seaford, Delaware and it conducts full service commercial banking through 12 branch locations in Maryland and Delaware, and three branches operating under the name Liberty Bell Bank in the South Jersey/Philadelphia metro market. The Bank of Delmarva focuses on serving its local communities, knowing its customers and providing superior customer service. Virginia Partners Bank, headquartered in Fredericksburg, Virginia was founded in 2008 and has three branches in Fredericksburg, Virginia. In Maryland, Virginia Partners Bank trades under the name Maryland Partners Bank (a division of Virginia Partners Bank) and operates a full-service branch and commercial banking office in La Plata, Maryland and a Loan Production Office in Annapolis Maryland. For more information, visit www.bankofdelmarvahb.com and www.vapartnersbank.com.

* * *

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction with Partners Bancorp (the “Transaction”); the expected timing of the completion of the Transaction; the ability to complete the Transaction; the ability to obtain any required regulatory, stockholder or other approvals, authorizations or consents; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction; any statements of expectation or belief; any projections or plans related to certain financial or operational metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “could,” “may,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Partners Bancorp assumes any duty or obligation (and does not undertake) to update or supplement any forward-looking statements. Because forward-looking statements are, by their nature, to different degrees, uncertain and subject to numerous assumptions, risks and uncertainties, actual results or future events, circumstances or developments could differ, possibly materially, from those that OceanFirst or Partners Bancorp anticipated in its forward-looking statements, and future results and performance could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, under Item 1A “Risk Factors” in Partners Bancorp’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Partners Bancorp’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, OceanFirst’s and Partners Bancorp’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the Transaction; that required regulatory, stockholder or other approvals, authorizations or consents in connection with the Transaction are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Transaction; and diversion of management time as a result of the matters related to the Transaction. These risks, as well as other risks associated with the Transaction will be more fully discussed in the prospectus of OceanFirst and proxy statement of Partners Bancorp that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Transaction. The list of factors presented here, and the list of factors that will be presented in the registration statement on Form S-4, is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, OceanFirst or Partners Bancorp claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed transaction involving OceanFirst and Partners Bancorp.

In connection with the proposed transaction with Partners Bancorp, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of Partners Bancorp and other documents with the SEC. Before making any voting or investment decision, the investors and stockholders of Partners Bancorp are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Partners Bancorp when they become available and any other documents filed by OceanFirst or Partners Bancorp with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Partners Bancorp and/or the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of Partners Bancorp will be mailed to the stockholders of Partners Bancorp. Partners Bancorp investors and stockholders are also urged to carefully review and consider each of OceanFirst’s and Partners Bancorp’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and the proxy statement of Partners Bancorp also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Partners Bancorp by accessing Partners Bancorp’s website at https://www.partnersbancorp.com/ under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

OceanFirst, Partners Bancorp and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Partners Bancorp’s stockholders in connection with the OceanFirst–Partners Bancorp transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 20, 2021. Information about the directors and executive officers of Partners Bancorp and their ownership of Partners Bancorp’s common stock is set forth in the proxy statement for Partners Bancorp’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 7, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of Partners Bancorp’s stockholders in connection with the OceanFirst–Partners Bancorp transaction may be obtained by reading the proxy statement of Partners Bancorp and prospectus of OceanFirst regarding the Partners Bancorp transaction when they become available. Once available, free copies of the proxy statement of Partners Bancorp and prospectus of OceanFirst may be obtained as described on the previous page.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For more information, please contact:

OceanFirst Financial Corp., 110 West Front Street, Red Bank, New Jersey 07701

Attn: Jill Hewitt

Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801

Attn: Betsy Eicher, Chief Accounting Officer and Corporate Secretary